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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 23, 1999


                     MELLON RESIDENTIAL FUNDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-72907            23-2889067
------------------------------       ----------------     -----------------
(State or other                      (Commission          (IRS Employer
jurisdiction of incorporation)       File Number)         ID Number)


One Mellon Center, Room 410, Pittsburgh, Pennsylvania                15258
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(Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number, including area code:              (412) 236-6559
                                                                 --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Filing of Pooling and Servicing Agreement.

         Mellon Residential Funding Corporation (the "Depositor") registered issuances of up to $2,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-72907) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, approximately $203,462,100 principal amount of Mortgage Pass-Through Certificates, Series 1999-TBC3 (the "Certificates") were issued on September 23, 1999.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, Boston Safe Deposit and Trust Company, as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer"), Mellon Bank, N.A., as standby purchaser (the "Standby Purchaser"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, among Mellon Residential Funding Corporation, as Depositor, Boston Safe Deposit and Trust Company, as Seller and Master Servicer, Mellon Bank, N.A., as Standby Purchaser, and Norwest Bank Minnesota, National Association, as Trustee.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MELLON RESIDENTIAL FUNDING
                                            CORPORATION


                                            By:      /s/ Stephen Cobain
                                                 -----------------------------
                                                    Name:  Stephen Cobain
                                                    Title: President



Dated: October 4, 1999


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                                  EXHIBIT INDEX

Exhibit                                                                                          Page
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
4.1        Pooling and Servicing Agreement, dated as of September 1, 1999, among
           Mellon Residential Funding Corporation, as Depositor, Boston Safe
           Deposit and Trust Company, as Seller and Master Servicer, Mellon
           Bank, N.A., as Standby Purchaser, and Norwest Bank Minnesota,
           National Association, as Trustee.